Note 5: Commercial Aerospace Industry Assets and Commitments	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Note 5: Commercial Aerospace Industry Assets and Commitments

Note 5: Commercial Aerospace Industry Assets and Commitments

We have receivables and other financing assets with commercial aerospace industry customers totaling $5,731 million and $3,736 million at December 31, 2012 and 2011, respectively. Customer financing assets related to commercial aerospace industry customers consist of products under lease of $644 million and notes and leases receivable of $584 million.

Financing commitments, in the form of secured debt, guarantees or lease financing, are provided to commercial aerospace customers. The extent to which the financing commitments will be utilized is not currently known, since customers may be able to obtain more favorable terms from other financing sources. We may also arrange for third-party investors to assume a portion of these commitments. If financing commitments are exercised, debt financing is generally secured by assets with fair market values equal to or exceeding the financed amounts with interest rates established at the time of funding. We may also lease aircraft and subsequently sublease the aircraft to customers under long-term non-cancelable operating leases. In some instances, customers may have minimum lease terms that result in sublease periods shorter than our lease obligation. Lastly, we have made residual value and other guarantees related to various commercial aerospace customer financing arrangements. The estimated fair market values of the guaranteed assets equal or exceed the value of the related guarantees, net of existing reserves.

We also have other contractual commitments, including commitments to secure certain contractual rights to provide product on new aircraft platforms. Payments made on these contractual commitments are included within other intangible assets and are to be amortized as the related OEM and aftermarket units are delivered over the estimated program life. Our commercial aerospace financing and other contractual commitments as of December 31, 2012 were approximately $10.9 billion, which include approximately $5.8 billion of IAE commitments. We have entered into certain collaboration arrangements, which may include participation by our collaboration partners in these commitments.

The following is the expected maturity of commercial aerospace industry assets and commitments as of December 31, 2012:

(Dollars in millions)	Committed	2013	2014	2015	2016	2017	Thereafter
Notes and leases receivable	$584	$99	$99	$68	$44	$59	$215
Commercial aerospace financing commitments	$3,237	$339	$785	$365	$464	$334	$950
Other commercial aerospace commitments	7,628	736	567	629	676	638	4,382
Collaboration partners' share	(2,027)	(252)	(287)	(228)	(193)	(165)	(902)

Total commercial commitments	$8,838	$823	$1,065	$766	$947	$807	$4,430

Other commercial aerospace commitments include amounts related to our agreement with Embraer, which we announced on January 8, 2013, to power the next generation Embraer E-Jet family.

In exchange for the increased ownership and collaboration interests and intellectual property license, Pratt & Whitney paid Rolls-Royce $1.5 billion at closing with additional payments due to Rolls-Royce contingent upon each hour flown by the V2500-powered aircraft in service as of June 29, 2012 during the fifteen year period following closing of the purchase. These payments will be capitalized as a collaboration intangible asset and amortized in relation to the economic benefits received over the projected remaining 30 year life of the V2500 program. The flight hour payments are included in other commercial aerospace commitments in the table above.

Our financing obligations with customers are contingent upon maintenance of certain levels of financial condition by the customers. In addition, we have residual value and other guarantees of $346 million as of December 31, 2012.

We have long-term aftermarket maintenance contracts with commercial aerospace industry customers for which revenue is recognized in proportion to actual costs incurred relative to total expected costs to be incurred over the respective contract periods. Billings, however, are typically based on factors such as engine flight hours. The timing differences between the billings and the maintenance costs incurred generates both deferred assets and deferred revenues. Deferred assets under these long-term aftermarket contracts totaled $391 million and $235 million at December 31, 2012 and 2011, respectively, and are included in Other assets in the accompanying Consolidated Balance Sheet. Deferred revenues generated totaled $2,760 million and $1,708 million at December 31, 2012 and 2011, respectively, and are included in Accrued liabilities and Other long-term liabilities in the accompanying Consolidated Balance Sheet.

The increases reflected above as of December 31, 2012, as compared to December 31, 2011, primarily reflect the impacts of the Goodrich acquisition and our consolidation of IAE. See Note 2 for further discussion related to acquisitions.

Reserves related to aerospace receivables and financing assets were $210 million and $169 million at December 31, 2012 and 2011, respectively. Reserves related to financing commitments and guarantees were $67 million and $73 million at December 31, 2012 and 2011, respectively.